SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 31, 1998
                                                          -------------


                        GENTLE DENTAL SERVICE CORPORATION
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             (Exact name of registrant as specified in its charter)


          Washington                    000-23673             91-1577891
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(State or other jurisdiction of        (Commission          (IRS Employer
incorporation or organization)           File No.)        Identification No.)


222 North Sepulveda Boulevard, Suite 740, El Segundo, California     90245
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(Address of principal executive offices)                           (Zip Code)


                                 (310) 765-2400
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              (Registrant's telephone number, including area code)


                                    No Change
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              (Former name, former address and former fiscal year,
                         if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

     On July 31, 1998, Gentle Dental Service Corporation (the "Company") completed the acquisition of all of the stock of Dedicated Dental Systems, Inc. ("Dedicated Dental"), a Bakersfield, California company which owns and operates 11 staff model dental offices pursuant to a license issued by the California Department of Corporations under the California Knox- Keene Health Care Service Plan Act of 1975. The stock was purchased from Arthur G. Kaiser, D.D.S., and Robert J. Newman. The Company also completed the acquisition of the nonprofessional assets of related dental practices operating at four locations in southern California. Specifically, the Company acquired pursuant to the terms of an asset purchase agreement the non-professional assets of California Dental Practice Management Company and Mark Thomas, D.D.S., relating to two dental practices operating in Bakersfield and Wasco, California, respectively. Pursuant to the terms of a second asset purchase agreement, the Company acquired the non-professional assets of California Dental Practice Management Company and Clarence Au, D.D.S., relating to another dental practice operating in Bakersfield. Lastly, pursuant to the terms of a third asset purchase agreement, the Company acquired from Arthur G. Kaiser, D.D.S., the non-professional assets of a dental practice operating in Indio, California.

     The aggregate purchase price paid at closing on July 31, 1998 consisted of $16,431,000 in cash and 705,101 shares of Company Common Stock valued at $5,769,000. In addition, the Company has agreed to make cash earnout payments in connection with the acquisition of the stock of Dedicated Dental if certain EBITDA targets are exceeded for Dedicated Dental and the related dental practices in the first two years following the closing, with an additional cash earnout payment potentially payable for the third year following the closing, unless the sum of the earnout payments already paid exceeds $2.7 million. The Company has also agreed to make cash earnout payments as set forth in two of the asset purchase agreements based on the EBITDA of the applicable related dental practices for the first two years following the closing. Of the total amount of cash paid at closing, $7,291,000 was obtained from the Company's existing cash balances, and $9,140,000 was borrowed under the Company's existing credit facility with Imperial Bank.

     Pursuant to the agreement with Dedicated Dental, Arthur G. Kaiser became a director of the Company effective as of the completion of the acquisition.

Item 7. Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

     Audited Balance Sheets of Dedicated Dental as of December 31, 1996 and 1997, and related audited Statements of Income and Retained Earnings and Cash Flows of Dedicated Dental for the years ended December 31, 1996 and 1997.

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     Unaudited Balance Sheets of Dedicated Dental as of June 30, 1998, and
     related unaudited Statements of Income and Retained Earnings and Cash Flows of Dedicated Dental for the six-month periods ended June 30, 1997 and 1998.

     Audited Combined Balance Sheets of California Dental Practice Management Company and Related Dental Offices as of December 31, 1996 and 1997, and related audited Combined Statements of Operations, Changes in Capital and Cash Flows of California Dental Practice Management Company and Related Dental Offices for the years ended December 31, 1996 and 1997.

     Unaudited Combined Balance Sheets of California Dental Practice Management Company and Related Dental Offices as of March 31, 1998, and related unaudited Combined Statements of Operations, Changes in Capital and Cash Flows of California Dental Practice Management Company and Related Dental Offices for the six-month periods ended June 30, 1997 and 1998.

     The foregoing financial statements are not included in this report and will be filed by amendment to this report on or before October 14, 1998.

(b) Pro forma financial information. Pro forma Balance Sheet as of June 30, 1998 and pro forma Statements of Operations for the year ended December 31, 1997 and the six-month period ended June 30, 1998.

     The foregoing pro forma financial statements are not included in this report and will be filed by amendment to this report on or before October 14, 1998.

(c)  Exhibits.

     2.1 Merger Agreement, dated as of September 21, 1997, between the Company, Gentle Dental Merger Corporation, a wholly-owned subsidiary of the Company, Dedicated Dental Systems, Inc., a California corporation, Arthur G. Kaiser, D.D.S., and Robert J. Newman, incorporated by reference to the Company's Report on Form 10-QSB, Accession No. 97-000656.

     2.2 Asset Purchase Agreement, dated as of September 21, 1997, between the Company, California Dental Practice Management Company, a California general partnership, Arthur G. Kaiser, D.D.S., Robert J. Newman and Mark Thomas, D.D.S., incorporated by reference to the Company's Report on Form 10-QSB, Accession No. 97-000656.

     2.3 Asset Purchase Agreement, dated as of September 21, 1997, between the Company, California Dental Practice Management Company, a California general partnership, Arthur G. Kaiser, D.D.S., Robert J. Newman and

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
          Clarence Au, D.D.S., incorporated by reference to the Company's Report on Form 10-QSB, Accession No. 97-000656.

     2.4 Asset Purchase Agreement, dated as of September 21, 1997, between the Company and Arthur G. Kaiser, D.D.S., incorporated by reference to the Company's Report on Form 10-QSB, Accession No. 97-000656.

     2.5 Amendment dated February 28, 1998, to that certain Merger Agreement, dated September 21, 1997, between and among the Company, Gentle Dental Merger Corporation, a California corporation, Dedicated Dental Systems, Inc., a California corporation, Arthur G. Kaiser and Robert
          J. Newman, incorporated by reference to Company's Report on Form 10-KSB, Accession No. 98-000274.

     2.6 Amendment dated February 28, 1998, to that certain Asset Purchase Agreement, dated September 21, 1997, between and among the Company, California Dental Practice Management Company, a California general partnership, Arthur G. Kaiser, D.D.S., Robert J. Newman and Mark Thomas, D.D.S., incorporated by reference to the Company's Report on Form 10-KSB, Accession No. 98-000274.

     2.7 Amendment dated February 28, 1998, to that certain Asset Purchase Agreement, dated September 21, 1997, between the Company, California Dental Practice Management Company, a California general partnership, Arthur G. Kaiser, D.D.S., Robert J. Newman and Clarence Au, D.D.S., incorporated by reference to the Company's report on Form 10-KSB, Accession No. 98-000274.

     2.8 Amendment dated February 28, 1998, to that certain Asset Purchase Agreement, dated September 21, 1997, by and between the Company and Arthur G. Kaiser, D.D.S., incorporated by reference to the Company's report on Form 10-KSB, Accession No. 98-000274.

     2.9 Second Amendment dated July 31, 1998, to that certain Merger Agreement, dated September 21, 1997, by and between the Company, Gentle Dental Merger Corporation, a California corporation, Dedicated Dental Systems, Inc., a California corporation, Arthur G. Kaiser, D.D.S., and Robert J. Newman.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  August 12, 1998

                                       GENTLE DENTAL SERVICE CORPORATION



                                       By  NORMAN R. HUFFAKER
                                         ---------------------------------------
                                           Norman R. Huffaker,
                                           Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit   Description
-------   -----------

   2.1 Merger Agreement, dated as of September 21, 1997, between the Company, Gentle Dental Merger Corporation, a wholly-owned subsidiary of the Company, Dedicated Dental Systems, Inc., a California corporation, Arthur G. Kaiser, D.D.S., and Robert J. Newman, incorporated by reference to Company's Report on Form 10-QSB, Accession No. 97-000656.

          The following exhibits and schedules to the Merger Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

          Exhibit A              New Dental Practice Leases
          Exhibit B              Opinion of DDS's Counsel
          Exhibit C              Opinion of GDSC's Counsel
          Exhibit D              Terms of Employment
          Schedule 0.1           Locations
          Schedule 5.06          Litigation
          Schedule 5.08-1        Collective Bargaining Agreements
          Schedule 5.08-2        Employee Benefits
          Schedule 5.08-3        Employment Manuals and Policies
          Schedule 5.08-4        Directors, Officers and Employees
          Schedule 5.09          Financial Statements
          Schedule 5.10          Receivables
          Schedule 5.11          Prepaid Expenses and Deferred Charges
          Schedule 5.12          Tangible Personal Property
          Schedule 5.13          Accounts Payable and Accrued Liabilities
          Schedule 5.14          Indebtedness
          Schedule 5.15          Undisclosed Liabilities
          Schedule 5.17          Leases and Real Property
          Schedule 5.18          Contracts
          Schedule 5.21          Insurance
          Schedule 5.28          Consents and Approvals
          Schedule 5.30          Bank Accounts
          Schedule 5.31          Pending Knox-Keene Approvals

   2.2 Asset Purchase Agreement, dated as of September 21, 1997, between the Company, California Dental Practice Management Company, a California general partnership, Arthur G. Kaiser, D.D.S., Robert J. Newman and Mark Thomas, D.D.S., incorporated by reference to the Company's Report on Form 10-QSB, Accession No. 97-000656.

          The following exhibits and schedules to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

          Exhibit A              Assumption Agreement
          Exhibit B              Assignment and Bill of Sale to GDSC
          Exhibit C-1            Assignment to Thomas Professional Corporation
          Exhibit C-2            Assignment to Professional Corporation
          Exhibit D              Support Services Agreement
          Exhibit E              Assignable Option Agreement
          Exhibit F              Employment Agreement
          Exhibit G              Addendum to Employment Agreement
          Exhibit H              Articles and Bylaws of Professional Corporation
          Schedule 1.02-2        Excluded Assets
          Schedule 1.10          Purchase Price Allocation
          Schedule 2.04          Consents
          Schedule 4.06          Litigation
          Schedule 4.08-2        Employee Benefits
          Schedule 4.08-3        Employment Manuals and Policies
          Schedule 4.08-4        Compensation
          Schedule 4.09          Financial Statements
          Schedule 4.10          Receivables
          Schedule 4.11          Prepaid Expenses and Other
          Schedule 4.12          Tangible Personal Property
          Schedule 4.13          Payables
          Schedule 4.14          Indebtedness
          Schedule 4.15          Other Liabilities
          Schedule 4.17          Leases
          Schedule 4.18          Contracts
          Schedule 4.21          Insurance
          Schedule 4.27          Consents and Approvals

   2.3 Asset Purchase Agreement, dated as of September 21, 1997, between the Company, California Dental Practice Management Company, a California general partnership, Arthur G. Kaiser, D.D.S., Robert J. Newman and Clarence Au, D.D.S., incorporated by reference to the Company's Report on Form 10-QSB, Accession No. 97-000656.

          The following exhibits and schedules to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

          Exhibit A              Assumption Agreement
          Exhibit B              Assignment and Bill of Sale to GDSC

          Exhibit C              Assignment to Professional Corporation
          Exhibit D              Support Services Agreement
          Exhibit E              Assignable Option Agreement
          Exhibit F              Employment Agreement
          Exhibit G              Addendum to Employment Agreement
          Exhibit H              Articles and Bylaws of Professional Corporation
          Schedule 1.02-2        Excluded Assets
          Schedule 1.10          Purchase Price Allocation
          Schedule 2.04          Consents
          Schedule 4.06          Litigation
          Schedule 4.08-2        Employee Benefits
          Schedule 4.08-3        Employment Manuals and Policies
          Schedule 4.08-4        Compensation
          Schedule 4.09          Financial Statements
          Schedule 4.10          Receivables
          Schedule 4.11          Prepaid Expenses and Other
          Schedule 4.12          Tangible Personal Property
          Schedule 4.13          Payables
          Schedule 4.14          Indebtedness
          Schedule 4.15          Other Liabilities
          Schedule 4.17          Leases
          Schedule 4.18          Contracts
          Schedule 4.21          Insurance
          Schedule 4.27          Consents and Approvals

   2.4 Asset Purchase Agreement, dated as of September 21, 1997, between the Company and Arthur G. Kaiser, D.D.S., incorporated by reference to the Company's Report on Form 10-QSB, Accession No. 97-000656.

          The following exhibits to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

          Exhibit A              Assumption Agreement
          Exhibit B              Assignment and Bill of Sale to GDSC
          Exhibit C              Assignment to Professional Corporation
          Exhibit D              Support Services Agreement
          Exhibit E              Assignable Option Agreement
          Exhibit F              Employment Agreement
          Exhibit G              Addendum to Employment Agreement
          Exhibit H              Articles and Bylaws of Professional Corporation
          Schedule 1.02-2        Excluded Assets
          Schedule 1.10          Purchase Price Allocation
          Schedule 2.04          Consents
          Schedule 4.06          Litigation

          Schedule 4.08-2        Employee Benefits
          Schedule 4.08-3        Employment Manuals and Policies
          Schedule 4.08-4        Compensation
          Schedule 4.09          Financial Statements
          Schedule 4.10          Receivables
          Schedule 4.11          Prepaid Expenses and Other
          Schedule 4.12          Tangible Personal Property
          Schedule 4.13          Payables
          Schedule 4.14          Indebtedness
          Schedule 4.15          Other Liabilities
          Schedule 4.17          Leases
          Schedule 4.18          Contracts
          Schedule 4.21          Insurance
          Schedule 4.27          Consents and Approvals

   2.5 Amendment dated February 28, 1998, to that certain Merger Agreement, dated September 21, 1997, between and among the Company, Gentle Dental Merger Corporation, a California corporation, Dedicated Dental Systems, Inc., a California corporation, Arthur G. Kaiser and Robert
          J. Newman, incorporated by reference to Company's Report on Form 10-KSB, Accession No. 98-000274.

          The following exhibit to the Amendment has been omitted and will be provided to the Securities and Exchange Commission upon request:

          Schedule 1.07          Allocation of Purchase Price

   2.6 Amendment dated February 28, 1998, to that certain Asset Purchase Agreement, dated September 21, 1997, between and among the Company, California Dental Practice Management Company, a California general partnership, Arthur G. Kaiser, D.D.S., Robert J. Newman and Mark Thomas, D.D.S., incorporated by reference to the Company's Report on Form 10-KSB, Accession No. 98-000274.

          The following exhibits to the Amendment have been omitted and will be provided to the Securities and Exchange Commission upon request:

          Exhibit D              Support Services Agreement
          Exhibit E              Assignable Option Agreement
          Exhibit F              Employment Agreement

   2.7 Amendment dated February 28, 1998, to that certain Asset Purchase Agreement, dated September 21, 1997, between the Company, California Dental Practice Management Company, a California general partnership, Arthur G. Kaiser, D.D.S., Robert J. Newman and Clarence Au, D.D.S., incorporated by reference to the Company's report on Form 10-KSB, Accession No. 98-000274.

          The following exhibits to the Amendment have been omitted and will be provided to the Securities and Exchange Commission upon request:

          Exhibit D              Support Services Agreement
          Exhibit E              Assignable Option Agreement
          Exhibit F              Employment Agreement

   2.8 Amendment dated February 28, 1998, to that certain Asset Purchase Agreement, dated September 21, 1997, by and between the Company and Arthur G. Kaiser, D.D.S., incorporated by reference to the Company's report on Form 10-KSB, Accession No. 98-000274.

          The following exhibits to the Amendment have been omitted and will be provided to the Securities and Exchange Commission upon request:

          Exhibit D              Support Services Agreement
          Exhibit E              Assignable Option Agreement
          Exhibit F              Employment Agreement
          Exhibit G              Addendum to Employment Agreement

   2.9 Second Amendment dated July 31, 1998, to that certain Merger Agreement, dated September 21, 1997, by and between the Company, Gentle Dental Merger Corporation, a California corporation, Dedicated Dental Systems, Inc., a California corporation, Arthur G. Kaiser, D.D.S., and Robert J. Newman.